UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 29, 2017

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Forterra, Inc.
(Exact Name of Registrant as Specified in Charter)

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Delaware	1-37921	37-1830464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor, Irving, TX	75062
(Address of Principal Executive Offices)	(Zip Code)
(469) 458-7973
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 29, 2017, Forterra, Inc. (the “Company”) issued a press release announcing its financial results for its fourth quarter and full-year ended December 31, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information included or incorporated by reference in this Item 2.02, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.08. Shareholder Director Nominations.
The Company's Board of Directors has determined that the Company's first annual meeting of stockholders (the "Annual Meeting") will be held on Monday, June 19, 2017, at 10:00 a.m., Central Daylight Time at the Company's headquarters, located at 511 East John Carpenter Freeway, 6th Floor, Irving, TX 75062. The Board has established the close of business on April 20, 2017 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
If any stockholder of the Company intends to nominate a person for election to the Board of Directors or to propose other business for consideration at the Annual Meeting, including any proposal made pursuant to Rule 14a-8 under the Exchange Act, the deadline for submitting notice of such nomination or proposal, including any notice on Schedule 14N, is the close of business on April 13, 2017. Any notice should be delivered to the Company at 511 E. John Carpenter Freeway, Suite 600, Irving, Texas 75062, Attention:  Legal Department.  Any nomination or proposal must comply with Delaware law, the rules and regulations of the SEC and the Company's amended and restated bylaws, as applicable.
Item 7.01. Regulation FD.
The Company intends to reference a slide deck (the "Presentation") during the Company's conference call to discuss its financial results for its fourth quarter and full-year ended December 31, 2016.  A copy of the Presentation will be available prior to the conference call on the Company’s website - forterrabp.com - by following the links to “Investors”, “News and Events” and “Events and Presentations”.
The information included in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
99.1    Press release issued by Forterra, Inc. on March 29, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Senior Vice President, General Counsel and Secretary
Date: March 29, 2017